UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2025

Stone Point Credit Corporation

(Exact Name of Registrant as Specified in its Charter)

delaware	814-01375	85-3149929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Horseneck Lane

Greenwich, Connecticut 06830

(Address of Principal Executive Offices, Zip Code)

(203) 862-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 3, 2025 (the “First Amendment Date”), SPCC Funding II LLC (“SPCC Funding II”), a Delaware limited liability company and wholly-owned subsidiary of Stone Point Credit Corporation, a Delaware corporation (the “Company”), entered into the First Amendment (the “First Credit Facility Amendment”) to its Credit Agreement (the “Secured Credit Facility”), dated as of August 14, 2023, by and among SPCC Funding II, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA, as administrative agent and as syndication agent, the Company, U.S. Bank Trust Company, National Association, as collateral agent and as collateral administrator, and U.S. Bank National Association, as collateral custodian.

The First Credit Facility Amendment, among other things, (i) reduces the spread to 2.00% per annum, (ii) extends the reinvestment period to three years after the First Amendment Date and (iii) extends the maturity date to five years after the First Amendment Date.

The description above is only a summary of the material provisions of the First Credit Facility Amendment and is qualified in its entirety by reference to a copy of the form of First Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1*	First Amendment to Credit Agreement by and among SPC Funding II LLC, as borrower, the lenders from time to time party thereto, Goldman Sachs Bank USA, as syndication agent and administrative agent, Stone Point Credit Corporation, as the limited guarantor, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator and U.S. Bank National Association as collateral custodian, dated March 3, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stone Point Credit Corporation

Dated: March 6, 2025	By:	/s/ Steven Henke
	Name:	Steven Henke
	Title:	Chief Financial Officer